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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 9, 2003
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.

    This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Press Release, dated April 9, 2003 (furnished pursuant to Item 9).

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

        On April 9, 2003, Abbott Laboratories announced its results of operations for the first quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by Abbott Laboratories announcing its first quarter results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES
	By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Senior Vice President, Finance and Chief Financial Officer
Date: April 9, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated April 9, 2003 (furnished pursuant to Item 9).

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  Item 7. Financial Statements and Exhibits
  Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)
SIGNATURE
EXHIBIT INDEX